Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                          Real Estate Finance Group
                         COMMERCIAL MORTGAGE TRADING

                            $838,796,331 (+/- 5%)
                       (Initial Mortgage Pool Balance)

                            "Column Conduit VII"


                        DLJ COMMERCIAL MORTGAGE CORP.
        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-CF1
       Class CP, Class S, Class A-1A, Class A-1B, Class A-2, Class A-3,
                             Class B-1, Class B-2


                    ** PRELIMINARY SUMMARY MEMORANDUM **



                           Dated February 12, 1998





This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

--------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                          Real Estate Finance Group
                         COMMERCIAL MORTGAGE TRADING

                        DLJ Commercial Mortgage Corp.
        Commercial Mortgage Pass-Through Certificates, Series 1998-CF1
                            "Column Conduit VII"


-----------------------------------------------------------------------------------------------------------------------------------
| -------------------------------------------------------------------------------------------------------------------------------- |
| |                                              Servicing Fee                                                                   | |
| -------------------------------------------------------------------------------------------------------------------------------- |
| -------------------------------------------------------------------------------------------------------------------------------- |
| |                            Class S   Public                                                                                  | |
| |            ------------------------------------------------------                                                            | |
| |            | -------------------------------------------------  |                                                            | |
| |            | |                                               |  |                                                            | |
| |            | |             Class CP   Public                 |  |                                                            | |
| |            | |                                    ------------  |                                                            | |
| |            | |                                    |  ---------  |                                                            | |
| |            | |                         ------------  |Public |  |                                                            | |
| |            | |                         |  ---------  |       |  |                                                            | |
| |            | |              ------------  |Public |  |       |  ----------------------------------                           | |
| |            | |              |  ---------  |       |  |       |  ---------  ---------  ---------  |                           | |
| |            | |   ------------  |Public |  |       |  |       |  |Private|  |Private|  |Private|  ----------------------------| |
| |            | |   |  ---------  |       |  |       |  |       |  |       |  |       |  |       |  --------  --------  --------| |
| |       -----  -----  |Public |  |       |  |       |  |       |  |       |  |       |  |       |  |Private| |Private| |Private| |
| |       |  ---------  |       |  |       |  |       |  |       |  |       |  |       |  |       |  |       | |       | |       | |
| ---------  |Public |  |       |  |       |  |       |  |       |  |       |  |       |  |       |  |       | |       | |       | |
| ---------  |       |  |       |  |       |  |       |  |       |  |       |  |       |  |       |  |       | |       | |       | |
| |Public |  |       |  |       |  |       |  |       |  |       |  |       |  |       |  |       |  |       | |       | |       | |
| |       |  |       |  |       |  |       |  |       |  |       |  |       |  |       |  |       |  |       | |       | |       | |
| |       |  |       |  |       |  |       |  |       |  |       |  |       |  |       |  |       |  |       | |       | |       | |
| | Class |  | Class |  | Class |  | Class |  | Class |  | Class |  | Class |  | Class |  | Class |  | Class | | Class | | Class | |
| | A-1A  |  | A-1B  |  |  A-2  |  |  A-3  |  |  B-1  |  |  B-2  |  |  B-3  |  |  B-4  |  |  B-5  |  |  B-6  | |  B-7  | |   C   | |
| |       |  |       |  |       |  |       |  |       |  |       |  |       |  |       |  |       |  |       | |       | |       | |
| ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------- --------- --------- |
------------------------------------------------------------------------------------------------------------------------------------



             Expected         ($)         (%)      (%)      Avg               Prin      Price     Price      Aprx             ERISA/
Class        SP/FT/MD       Balance     Balance    Sub    Life(1)   Mat(1)   Win(1)     Talk      Index      Price   Status   SMMEA
-----        --------       -------     -------    ---    -------   ------   ------     -----     -----      -----   ------   ------
   CP        nr/AAA/Aaa   482,300,000      na      na       7.1    Apr-05       na        ---      Curve       5-04  Public  Yes/Yes

   S         nr/AAA/Aaa   838,796,331      na      na       9.9    Jan-18       na        ---      Curve       4-14  Public  Yes/Yes

  A-1A      AAA/AAA/Aaa   125,000,000    14.91    29.50     5.2    Oct-06      103        ---     5 Yr UST   100-08  Public  Yes/Yes

  A-1B      AAA/AAA/Aaa   466,300,000    55.59    29.50     9.7    Feb-08       17        ---    10 Yr UST   101-00  Public  Yes/Yes

  A-2        AA/AA/Aa2     50,400,000     6.01    23.50     9.9    Feb-08        1        ---    10 Yr UST   101-00  Public   No/Yes

  A-3          A/A/A2      50,300,000     6.00    17.50     9.9    Feb-08        1        ---    10 Yr UST   101-00  Public   No/No

  B-1       BBB/BBB/Baa2   41,900,000     5.00    12.51    10.1    Nov-09       22        ---    10 Yr UST   101-00  Public   No/No

  B-2       BBB-/nr/Baa3   14,700,000     1.75    10.75    11.8    Jan-10        3        ---      Curve     101-00  Public   No/No

  B-3       BB+/BB+/Ba1    10,000,000     1.19     9.56    11.9    Jun-10        6      ******   ** (2) **   ******  Private  No/No

  B-4         BB/BB/nr     27,100,000     3.23     6.33    14.3    Jan-13       32      ******   ** (2) **   ******  Private  No/No

  B-5        BB-/nr/nr     15,000,000     1.79     4.54    17.2    Sep-17       57      ******   ** (3) **   ******  Private  No/No

  B-6         B/nr/nr      15,000,000     1.80     2.75    19.7    Nov-17        3      ******   ** (3) **   ******  Private  No/No

  B-7         nr/B-/nr      6,300,000     0.75     2.00    19.7    Nov-17        1      ******   ** (3) **   ******  Private  No/No

   C          nr/nr/nr     16,796,331     2.00     0.00    19.7    Jan-18        3      ******   ** (3) **   ******  Private  No/No
                          -----------   ------
 Total                    838,796,331   100.00
                          ===========   ======

(1) Reflects average life, maturity and principal window. Assumes 0% CPR, no defaults and no extensions.
(2) Not Publicly Offered
(3) Sold

This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by
Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                          Real Estate Finance Group
                         COMMERCIAL MORTGAGE TRADING

                        DLJ Commercial Mortgage Corp.
        Commercial Mortgage Pass-Through Certificates, Series 1998-CF1
                            "Column Conduit VII"

--------------------------------------------------------------------------------
Collateral:      The Trust Fund will consist of a pool of 168
                 fixed-rate, monthly-pay mortgage loans with an
                 aggregate balance of approximately $838,796,331, each
                 of which is, in general, secured by a first lien on a
                 fee and/or leashold interest in a multifamily or
                 commercial property. The properties are located
                 throughout 31 states and the District of Columbia
                 with the largest concentrations (by balance) in NJ
                 13.3% (5 loans), CA 10.3% (19 loans) and MN 7.6% (9
                 loans).
--------------------------------------------------------------------------------
Mortgage Loan    The mortgage loans were originated between July 1997 and
Origination:     January 1998 by 4 participants in DLJ Mortgage Capital,
                 Inc.'s ("DLJMC") commercial and multifamily mortgage loan conduit program. Approximately 89.7% of the mortgage loans were originated by Column Financial, Inc. The remaining mortgage loans were originated by Union Capital Investments LLC (8.0%), ARCS Commercial
                 Mortgage (2.1%) and GMAC Commercial Mortgage
                 Corporation (0.2%). All mortgage loans were underwritten with third party due diligence reports.

                 Column Financial, Inc. ("Column"), formed in 1993, is
                 a wholly owned subsidiary of DLJMC. Column is a
                 commercial conduit for sourcing, underwriting and
                 closing multifamily and commercial mortgage loans.
                 Mortgage loans closed by Column are originated
                 primarily through a nationwide network of commercial
                 mortgage correspondents in local markets.
--------------------------------------------------------------------------------
Servicer:        Banc One Mortgage Capital    Dealer:      Donaldson, Lufkin &
                 Markets, LLC                              Jenrette Securities
--------------------------------------------------------------------------------
Special          Clarion Partners, LLC        Expected     March 5, 1998
Servicer:                                     Settlement:
--------------------------------------------------------------------------------
Rating           S&P, Fitch & Moody's         Trustee:     Norwest Bank
Agency:                                                    Minnesota, National
                                                           Association
--------------------------------------------------------------------------------
Extensions:      The Special Servicer will not be permitted to grant any
                 extension of the maturity of a mortgage loan beyond 36
                 months of such mortgage loan's stated maturity date.
--------------------------------------------------------------------------------
Controlling      The Controlling Class of certificateholders may appoint a
Class:           Special Servicer and replace the existing Special Servicer.

                 Controlling Class - will be the most subordinate class of certificates which has an aggregate certificate principal amount greater than 25% (or in the case of the Class C certificates, 20%) of its original aggregate certificate principal amount.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by
Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                          Real Estate Finance Group
                         COMMERCIAL MORTGAGE TRADING

                        DLJ Commercial Mortgage Corp.
        Commercial Mortgage Pass-Through Certificates, Series 1998-CF1
                            "Column Conduit VII"

--------------------------------------------------------------------------------
Advances:        Advances subject to recoverability determination and
                 appraisal reductions.
--------------------------------------------------------------------------------
Priority of      On each distribution date, interest will be distributed to
Interest:        each of the classes in the following order of priority:

                 1. Class S, CP(1), A-1A and A-1B, pro rata
                 2. Class A-2
                 3. Class A-3
                 4. Class B-1
                 5. Class B-2
                 6. Class B-3
                 7. Class B-4
                 8. Class B-5
                 8. Class B-6
                 8. Class B-7
                 9. Class C

                 (1) The Class CP is not entitled to receive interest
                     after _____ (subject to change based on pricing).
--------------------------------------------------------------------------------
Priority of      On each distribution date, principal will be distributed and
Principal:       the following order of priority:

                 Scheduled and Prepayments(1)           Losses
                 ----------------------------           ------------------
                 1. Class A-1A                          1. Class C
                 2. Class A-1B(2)                       2. Class B-7
                 3. Class A-2                           3. Class B-6
                 4. Class A-3                           4. Class B-5
                 5. Class B-1                           5. Class B-4
                 6. Class B-2                           6. Class B-3
                 7. Class B-3                           7. Class B-2
                 8. Class B-4                           8. Class B-1
                 9. Class B-5                           9. Class A-3
                10. Class B-6                          10. Class A-2
                11. Class B-7                          11. Class A-1A and
                12. Class C                                A-1B, pro rata

                (1) None of the following classes will receive any principal distributions until all classes, if any, listed above it are retired.

                (2) Pro rata with Class A-1A if Classes A-2 through C are gone.

-------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by
Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
-------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue, New York, New York 10172
-------------------------------------------------------------------------------

                           Real Estate Finance Group
                          COMMERCIAL MORTGAGE TRADING


                         DLJ Commercial Mortgage Corp.
        Commercial Mortgage Pass-Through Certificates, Series 1998-CF1
                             "Column Conduit VII"


-------------------------------------------------------------------------------

Prepayment          All of the mortgage loans provide for either a prepayment
Protection and      lockout period ("Lockout"), a defeasance period
Distribution:       ("Defeasance"), a yield maintenance premium ("YMP") period and/or a prepayment premium ("PP") period or a combination thereof.

                    All YMPs collected on the mortgage loans will be distributed as described below:

                    I. Class CP Notional Amount Not Effected by Prepayment

   --------------------------      --------------------------      --------------------------
   |                        |      |                        |      |                        |
   |        CYMA Due        |      |   Total YMP Collected  | 100% |         Class S        |
   |       P&I Classes      |------|          Less          |------|  Additional Interest   |
   |                        |      |       CYMA Paid        |      |                        |
   |                        |      |                        |      |                        |
   --------------------------      --------------------------      --------------------------

                    II. Class CP Notional Amount Effected by Prepayment

                                                                             --------------------------
                                                                       75%   |                        |
   --------------------------      --------------------------       ---------|        Class CP        |
   |                        |      |                        |       |        |  Additional Interest   |
   |        CYMA Due        |      |   Total YMP Collected  | Split |        --------------------------
   |       P&I Classes      |------|          Less          |-------|
   |                        |      |       CYMA Paid        |       |        --------------------------
   |                        |      |                        |       |  25%   |                        |
   --------------------------      --------------------------       ---------|         Class S        |
                                                                             |  Additional Interest   |
                                                                             --------------------------

                    Note: All PPs collected will be distributed to the Class S and/or Class CP certificates as described above.

                    The certificate yield maintenance amount ("CYMA") for the P&I classes is calculated using a fraction (not greater than one or less than zero) of which, (a) the numerator is equal to the excess of a specified class pass-through rate over the relevant discount rate and (b) the denominator is equal to the excess of the mortgage rate on the related loan over the relevant discount rate.

-------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. NO PURCHASE OF ANY SECURITIES MAY BE MADE UNLESS AND UNTIL A FINAL PROSPECTUS, PROSPECTUS SUPPLEMENT OR SIMILAR PRIVATE PLACEMENT MEMORANDUM HAS BEEN RECEIVED BY A POTENTIAL INVESTOR AND SUCH INVESTOR HAS COMPLIED WITH ALL ADDITIONAL RELATED OFFERING REQUIREMENTS. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
-------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette - Real Estate Finance Group

                                                       DLJCMC-1998CF1V5 A1A
                      Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP, Lockout thru Ppy Pen. period)
      -------------------------------------------------------------------------------------------------------------
       Current Balance              :  $125,000,000.00                                    Current WAM   :  336
       Pass-Thru Rate               :  6.1200                                             Settlement    :  03/05/98
       Accrued Days / Delay Days    :  4 / 14
      -------------------------------------------------------------------------------------------------------------

                                                                 Prepayments
            --------------------------------------------------------------------------------------------------------------------
                                     0.0% CPR          25.0% CPR          50.0% CPR           75.0% CPR          100.0% CPR
                      Price      -----------------   ---------------   -----------------    --------------     -----------------
                                   Yield    ModDur   Yield    ModDur    Yield     ModDur    Yield    ModDur    Yield     ModDur
            -------------------------------------------------------------------------------------------------------------------
            98.25000    98-08       6.56     4.20     6.57     4.12      6.57      4.06     6.58     4.01       6.59      3.92
            98.37500    98-12       6.53              6.54               6.54               6.55                6.55
            98.50000    98-16       6.50              6.51               6.51               6.51                6.52
            98.62500    98-20       6.47              6.48               6.48               6.48                6.49
            98.75000    98-24       6.44              6.44               6.45               6.45                6.46
            98.87500    98-28       6.41              6.41               6.42               6.42                6.43
            99.00000    99-00       6.38              6.38               6.39               6.39                6.39
            99.12500    99-04       6.35              6.35               6.36               6.36                6.36

            99.25000    99-08       6.32     4.22     6.32     4.14      6.32      4.08     6.33     4.03       6.33      3.94
            99.37500    99-12       6.29              6.29               6.29               6.29                6.30
            99.50000    99-16       6.26              6.26               6.26               6.26                6.27
            99.62500    99-20       6.23              6.23               6.23               6.23                6.23
            99.75000    99-24       6.20              6.20               6.20               6.20                6.20
            99.87500    99-28       6.17              6.17               6.17               6.17                6.17
           100.00000   100-00       6.14              6.14               6.14               6.14                6.14
           100.12500   100-04       6.11              6.11               6.11               6.11                6.11

           100.25000   100-08       6.08     4.24     6.08     4.15      6.08      4.09     6.08     4.05       6.08      3.96
           100.37500   100-12       6.05              6.05               6.05               6.05                6.04
           100.50000   100-16       6.02              6.02               6.02               6.02                6.01
           100.62500   100-20       6.00              5.99               5.99               5.99                5.98
           100.75000   100-24       5.97              5.96               5.96               5.96                5.95
           100.87500   100-28       5.94              5.93               5.93               5.92                5.92
           101.00000   101-00       5.91              5.90               5.90               5.89                5.89
           101.12500   101-04       5.88              5.87               5.87               5.86                5.86

           101.25000   101-08       5.85     4.25     5.84     4.17      5.84      4.11     5.83     4.06       5.83      3.97
           101.37500   101-12       5.82              5.81               5.81               5.80                5.79
           101.50000   101-16       5.79              5.78               5.78               5.77                5.76
           101.62500   101-20       5.76              5.75               5.75               5.74                5.73
           101.75000   101-24       5.73              5.73               5.72               5.71                5.70
           101.87500   101-28       5.71              5.70               5.69               5.68                5.67
           102.00000   102-00       5.68              5.67               5.66               5.65                5.64
           102.12500   102-04       5.65              5.64               5.63               5.62                5.61
           ---------------------------------------------------------------------------------------------------------------------

                Avg Life                  5.21               5.09               4.99               4.92                4.79
           --------------------------------------------------------------------------------------------------------------------
                First Pay               04/15/98           04/15/98           04/15/98           04/15/98            04/15/98
                Last Pay                10/15/06           07/15/06           05/15/06           05/15/06            05/15/06
                Prin. Window               103                100                98                  98                 98
           ---------------------------------------------------------------------------------------------------------------------

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group

                                                       DLJCMC-1998CF1V5 A1B
                      Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP, Lockout thru Ppy Pen. period)
------------------------------------------------------------------------------------------------------------------------------------
Current Balance                 : $466,300,000.00                                                 Current WAM        : 336
Pass-Thru Rate                  : 6.4000                                                          Settlement         : 03/05/98
Accrued Days / Delay Days       : 4 / 14
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Prepayments
            --------------------------------------------------------------------------------------------------------------
                                      0.0% CPR          25.0% CPR         50.0% CPR        75.0% CPR         100.0% CPR
                   Price         ----------------   ---------------   ---------------  ---------------    ----------------
                                   Yield   ModDur   Yield    ModDur   Yield    ModDur  Yield    ModDur    Yield     ModDur
            --------------------------------------------------------------------------------------------------------------

             99.00000   99-00      6.59     7.03     6.59    7.00      6.59    6.98    6.59     6.95      6.60      6.81
             99.12500   99-04      6.58              6.58              6.58            6.58               6.58
             99.25000   99-08      6.56              6.56              6.56            6.56               6.56
             99.37500   99-12      6.54              6.54              6.54            6.54               6.54
             99.50000   99-16      6.52              6.52              6.52            6.52               6.52
             99.62500   99-20      6.50              6.50              6.50            6.50               6.50
             99.75000   99-24      6.49              6.49              6.49            6.49               6.49
             99.87500   99-28      6.47              6.47              6.47            6.47               6.47

            100.00000  100-00      6.45    7.05      6.45    7.02      6.45    7.00    6.45     6.97      6.45      6.83
            100.12500  100-04      6.43              6.43              6.43            6.43               6.43
            100.25000  100-08      6.42              6.42              6.41            6.41               6.41
            100.37500  100-12      6.40              6.40              6.40            6.40               6.39
            100.50000  100-16      6.38              6.38              6.38            6.38               6.38
            100.62500  100-20      6.36              6.36              6.36            6.36               6.36
            100.75000  100-24      6.34              6.34              6.34            6.34               6.34
            100.87500  100-28      6.33              6.33              6.33            6.33               6.32

            101.00000  101-00      6.31    7.07      6.31    7.04      6.31    7.02    6.31     6.99      6.30      6.84
            101.12500  101-04      6.29              6.29              6.29            6.29               6.29
            101.25000  101-08      6.27              6.27              6.27            6.27               6.27
            101.37500  101-12      6.26              6.26              6.26            6.25               6.25
            101.50000  101-16      6.24              6.24              6.24            6.24               6.23
            101.62500  101-20      6.22              6.22              6.22            6.22               6.21
            101.75000  101-24      6.21              6.20              6.20            6.20               6.20
            101.87500  101-28      6.19              6.19              6.19            6.18               6.18

            102.00000  102-00      6.17    7.09      6.17    7.06      6.17    7.03    6.17     7.00      6.16      6.86
            102.12500  102-04      6.15              6.15              6.15            6.15               6.14
            102.25000  102-08      6.14              6.13              6.13            6.13               6.12
            102.37500  102-12      6.12              6.12              6.12            6.11               6.11
            102.50000  102-16      6.10              6.10              6.10            6.10               6.09
            102.62500  102-20      6.08              6.08              6.08            6.08               6.07
            102.75000  102-24      6.07              6.07              6.06            6.06               6.05
            102.87500  102-28      6.05              6.05              6.05            6.05               6.04

                      ---------------------------------------------------------------------------------------------------------
                         Avg Life           9.72              9.67              9.62            9.56               9.30
                      ---------------------------------------------------------------------------------------------------------
                         First Pay         10/15/06          07/15/06          05/15/06        05/15/06           05/15/06
                         Last Pay          02/15/08          02/15/08          02/15/08        01/15/08           09/15/07
                       Prin. Window           17                20                22              21                 17


    The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group

                                                       DLJCMC-1998CF1V5 A2
                      Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP, Lockout thru Ppy Pen. period)
------------------------------------------------------------------------------------------------------------------------------------
Current Balance               : $50,400,000.00           Current WAM     : 336
Pass-Thru Rate                : 6,5500   Settlement      : 03/05/98
Accrued Days/Delay Days       : 4 / 14
------------------------------------------------------------------------------------------------------------------------------------
                                                    Prepayments
------------------------------------------------------------------------------------------------------------------------------------
                         0.0% CPR           25.0% CPR          50.0% CPR            75.0% CPR            100% CPR
                      --------------------------------------------------------------------------------------------------------------
      Price            Yield  ModDur      Yield  ModDur      Yield  ModDur       Yield   ModDur       Yield   ModDur
------------------------------------------------------------------------------------------------------------------------------------
 99.00000    99-00      6.75   7.10        6.75    7.10       6.75   7.10         6.75    7.08         6.75    6.89
 99.12500    99-04      6.73               6.73               6.73                6.73                 6.73
 99.25000    99-08      6.71               6.71               6.71                6.71                 6.71
 99.37500    99-12      6.69               6.69               6.69                6.69                 6.69
 99.50000    99-16      6.67               6.67               6.67                6.67                 6.68
 99.62500    99-20      6.66               6.66               6.66                6.66                 6.66
 99.75000    99-24      6.64               6.64               6.64                6.64                 6.64
 99.87500    99-28      6.62               6.62               6.62                6.62                 6.62

 100.00000  100-00      6.60   7.12        6.60    7.12       6.60   7.12         6.60    7.10         6.60    6.91
 100.12500  100-04      6.59               6.59               6.59                6.59                 6.59
 100.25000  100-08      6.57               6.57               6.57                6.57                 6.57
 100.37500  100-12      6.55               6.55               6.55                6.55                 6.55
 100.50000  100-16      6.53               6.53               6.53                6.53                 6.53
 100.62500  100-20      6.52               6.52               6.52                6.52                 6.51
 100.75000  100-24      6.50               6.50               6.50                6.50                 6.50
 100.87500  100-28      6.48               6.48               6.48                6.48                 6.48

 101.00000  101-00      6.46    7.14       6.46    7.14       6.46   7.14         6.46    7.12         6.46    6.93
 101.12500  101-04      6.45               6.45               6.45                6.45                 6.44
 101.25000  101-08      6.43               6.43               6.43                6.43                 6.42
 101.37500  101-12      6.41               6.41               6.41                6.41                 6.41
 101.50000  101-16      6.40               6.40               6.40                6.40                 6.39
 101.62500  101-20      6.38               6.38               6.38                6.38                 6.37
 101.75000  101-24      6.36               6.36               6.36                6.36                 6.35
 101.87500  101-28      6.34               6.34               6.34                6.34                 6.34

 102.00000  102-00      6.33    7.15       6.33    7.15       6.33   7.15         6.33    7.14         6.32    6.94
 102.12500  102-04      6.31               6.31               6.31                6.31                 6.30
 102.25000  102-08      6.29               6.29               6.29                6.29                 6.28
 102.37500  102-12      6.28               6.28               6.28                6.28                 6.26
 102.50000  102-16      6.26               6.26               6.26                6.26                 6.25
 102.62500  102-20      6.24               6.24               6.24                6.24                 6.23
 102.75000  102-24      6.22               6.22               6.22                6.22                 6.21
 102.87500  102-28      6.21               6.21               6.21                6.21                 6.19
------------------------------------------------------------------------------------------------------------------------------------

      Avg Life               9.94              9.94               9.94                9.92                  9.54
------------------------------------------------------------------------------------------------------------------------------------
     First Pay             02/15/08          02/15/08           02/15/08            01/15/08              09/15/07
     Last Pay              02/15/08          02/15/08           02/15/08            02/15/08              10/15/07
   Prin. Window               1                 1                  1                   2                     2
------------------------------------------------------------------------------------------------------------------------------------

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group

                                            DLJCMC-1998CF1V5 A3
               Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP, Lockout thru Ppy Pen. period)
       -------------------------------------------------------------------------------------------------------------------
              Current Balance                   : $50,300,000.00                     Current WAM    : 336
               Pass-Thru Rate                   : 6.7000                             Settlement     : 03/05/98
               Accrued Days/Delay Days          : 4/14
       -------------------------------------------------------------------------------------------------------------------
                                               Prepayments
            -----------------------------------------------------------------------------------------------------------
                                     0.0% CPR          25.0% CPR      50.0% CPR          75.0% CPR        100.0% CPR
                                     ----------------------------------------------------------------------------------
                Price            Yield    ModDur    Yield    ModDur  Yield    ModDur    Yield   ModDur   Yield   ModDur
               --------------------------------------------------------------------------------------------------------
           99.00000   99-00       6.90     7.04      6.90     7.04    6.90     7.04      6.90    7.04     6.90    7.00
           99.12500   99-04       6.88               6.88             6.88               6.88             6.88
           99.25000   99-08       6.86               6.86             6.86               6.86             6.86
           99.37500   99-12       6.85               6.85             6.85               6.85             6.85
           99.50000   99-16       6.83               6.83             6.83               6.83             6.83
           99.62500   99-20       6.81               6.81             6.81               6.81             6.81
           99.75000   99-24       6.79               6.79             6.79               6.79             6.79
           99.87500   99-28       6.78               6.78             6.78               6.78             6.77

          100.00000  100-00       6.76     7.06      6.76     7.06    6.76     7.06      6.76    7.06     6.76    7.02
          100.12500  100-04       6.74               6.74             6.74               6.74             6.74
          100.25000  100-08       6.72               6.72             6.72               6.72             6.72
          100.37500  100-12       6.70               6.70             6.70               6.70             6.70
          100.50000  100-16       6.69               6.69             6.69               6.69             6.69
          100.62500  100-20       6.67               6.67             6.67               6.67             6 67
          100.75000  100-24       6.65               6.65             6.65               6.65             6.65
          100.87500  100-28       6.63               6.63             6.63               6.63             6.63

          101.00000  101-00       6.62     7.08      6.62     7.08    6.62     7.08      6.62    7.08     6.62    7.04
          101.12500  101-04       6.60               6.60             6.60               6.60             6.60
          101.25000  101-08       6.58               6.58             6.58               6.58             6.58
          101.37500  101-12       6.56               6.56             6.56               6.56             6.56
          101.50000  101-16       6.55               6.55             6.55               6.55             6.55
          101.62500  101-20       6.53               6.53             6.53               6.53             6.53
          101.75000  101-24       6.51               6.51             6.51               6.51             6.51
          101.87500  101-28       6.50               6.50             6.50               6.50             6.49

          102.00000  102-00       6.48     7.10      6.48     7.10    6.48     7.10      6.48    7.10     6.48    7.06
          102.12500  102-04       6.46               6.46             6.46               6.46             6.46
          102.25000  102-08       6.44               6.44             6.44               6.44             6.44
          102.37500  102-12       6.43               6.43             6.43               6.43             6.42
          102.50000  102-16       6.41               6.41             6.41               6.41             6.41
          102.62500  102-20       6.39               6.39             6.39               6.39             6.39
          102.75000  102-24       6.38               6.38             6.38               6.38             6.37
          102.87500  102-28       6.36               6.36             6.36               6.36             6.36
          --------------------------------------------------------------------------------------------------------------
                Avg Life            9.94               9.94              9.94              9.94             9.86
          --------------------------------------------------------------------------------------------------------------
               First Pay          02/15/08           02/15/08          02/15/08          02/15/08         10/15/07
                Last Pay          02/15/08           02/15/08          02/15/08          02/15/08         02/15/08
              Prin. Window            1                  1                 1                 1                5
          --------------------------------------------------------------------------------------------------------------

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group

                                                       DLJCMC-1998CF1V5 B1
                      Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP, Lockout thru Ppy Pen. period)
          --------------------------------------------------------------------------------------------------------
          Current Balance          :  $41,900,000.00                                       Current WAM  :  336
          Pass-Thru Rate           :  7.0400                                               Settlement   :  03/05/98
          Accrued Days/Delay Days  :  4/14
          --------------------------------------------------------------------------------------------------------
                                                           Prepayments
                   --------------------------------------------------------------------------------------------------------
                       Price              0.0% CPR        25.0% CPR        50.0% CPR          75.0% CPR       100.0% CPR
                                     --------------------------------------------------------------------------------------
                                       Yield   ModDur   Yield   ModDur    Yield    ModDur    Yield   ModDur    Yield   ModDur
                   --------------------------------------------------------------------------------------------------------
                   99.00000    99-00    7.25    7.00    7.25     6.94     7.25     6.93     7.25     6.93      7.25    6.93
                   99.12500    99-04    7.23            7.23              7.23              7.23               7.23
                   99.25000    99-08    7.21            7.21              7.21              7.21               7.21
                   99.37500    99-12    7.19            7 19              7.19              7.19               7.19
                   99.50000    99-16    7.18            7.18              7.18              7.18               7.18
                   99.62500    99-20    7.16            7.16              7.16              7.16               7.16
                   99.75000    99-24    7.14            7.14              7.14              7.14               7.14
                   99.87500    99-28    7.12            7.12              7.12              7.12               7.12

                   100.00000  100-00    7.11    7.02    7.10     6.97     7.10     6.95     7.10     6.95      7.10    6.95
                   100.12500  100-04    7.09            7.09              7.09              7.09               7.09
                   100.25000  100-08    7.07            7.07              7.07              7.07               7.07
                   100.37500  100-12    7.05            7.05              7.05              7.05               7.05
                   100.50000  100-16    7.03            7.03              7.03              7.03               7.03
                   100.62500  100-20    7.02            7.02              7.02              7.02               7.02
                   100.75000  100-24    7.00            7.00              7.00              7.00               7.00
                   100.87500  100-28    6.98            6.98              6.98              6.98               6.98

                   101.00000  101-00    6.96    7.04    6.96     6.99     6.96     6.97     6.96     6.97      6.96    6.97
                   101.12500  101-04    6.95            6.94              6.94              6.94               6.94
                   101.25000  101-08    6 93            6.93              6.93              6.93               6.93
                   101.37500  101-12    6.91            6.91              6.91              6.91               6.91
                   101.50000  101-16    6.89            6.89              6.89              6.89               6.89
                   101.62500  101-20    6.88            6.87              6.87              6.87               6.87
                   101.75000  101-24    6.86            6.86              6.86              6.86               6.86
                   101.87500  101-28    6.84            6.84              6.84              6.84               6.84

                   102.00000  102-00    6.82    7.06    6.82     7.01     6.82     6.99     6.82     6.99      6.82    6.99
                   102.12500  102-04    6.81            6.80              6.80              6.80               6.80
                   102.25000  102-08    6.79            6.79              6.79              6.79               6.79
                   102.37500  102-12    6.77            6.77              6.77              6.77               6.77
                   102.50000  102-16    6.75            6.75              6.75              6.75               6.75
                   102.62500  102-20    6.74            6.73              6.73              6.73               6.73
                   102.75000  102-24    6.72            6.72              6.72              6.72               6.72
                   102.87500  102-28    6.70            6.70              6.70              6.70               6.70
                   --------------------------------------------------------------------------------------------------------
                         Avg Life          10.09             9.98               9.95             9.94              9.94
                   --------------------------------------------------------------------------------------------------------
                        First Pay        02/15/08          02/15/08           02/15/08          02/15/08          02/15/08
                         Last Pay        11/15/09          09/15/08           04/15/08          02/15/08          02/15/08
                       Prin. Window         22                 8                  3                 1                 1
                   --------------------------------------------------------------------------------------------------------

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group

                                                   DLJCMC-1998CFlV5 B2
                    Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP, Lockout thru Ppy Pen. period)
              ------------------------------------------------------------------------------------------------

              Current Balance          :   $14,700,000.00                             Current WAM  :  336
              Pass-Thru Rate           :   7.3000                                     Settlement   :  03/05/98
              Accrued Days/Delay Days  :   4 / 14
              ------------------------------------------------------------------------------------------------
                                                        Prepayments
              ------------------------------------------------------------------------------------------------
                                      0.0% CPR      25.0% CPR       50.0% CPR      75.0% CPR      100.0% CPR
                                  ----------------------------------------------------------------------------
                    Price           Yield  ModDur  Yield  ModDur  Yield   ModDur  Yield  ModDur  Yield  ModDur
              ------------------------------------------------------------------------------------------------
               99,00000    99-00     7.50   7.67   7.50    7.50    7.50    7.30    7.50    7.12   7.51    6.98
               99.12500    99-04     7.48          7.48            7.48            7.49           7.49
               99.25000    99-08     7.46          7.47            7.47            7.47           7.47
               99.37500    99-12     7.45          7.45            7.45            7.45           7.45
               99.50000    99-16     7.43          7.43            7.43            7.43           7.43
               99.62500    99-20     7.42          7.42            7.42            7.42           7.42
               99.75000    99-24     7.40          7.40            7.40            7.40           7.40
               99.87500    99-28     7.38          7.38            7.38            7.38           7.38

              100.00000   100-00     7.37   7.69   7.37    7.53    7.36    7.32    7.36    7.14   7.36    7.00
              100.12500   100-04     7.35          7.35            7.35            7.35           7.34
              100.25000   100-08     7.33          7.33            7.33            7.33           7.33
              100.37500   100-12     7.32          7.32            7.31            7.31           7.31
              100.50000   100-16     7.30          7.30            7.30            7.29           7.29
              100.62500   100-20     7.29          7.28            7.28            7.28           7.27
              100.75000   100-24     7.27          7.27            7.26            7.26           7.26
              100.87500   100-28     7.25          7.25            7.25            7.24           7.24

              101.00000   101-00     7.24   7.72   7.23    7.55    7.23    7.34    7.22    7.17   7.22    7.02
              101.12500   101-04     7.22          7.22            7.21            7.21           7.20
              101.25000   101-08     7.21          7.20            7.20            7.19           7.19
              101.37500   101-12     7.19          7.19            7.18            7.17           7.17
              101.50000   101-16     7.17          7.17            7.16            7.16           7.15
              101.62500   101-20     7.16          7.15            7.15            7.14           7.13
              101.75000   101-24     7.14          7.14            7.13            7.12           7.12
              101.87500   101-28     7.13          7.12            7.11            7.10           7.10

              102.00000   102-00     7.11   7.74   7.10    7.58    7.10    7.37    7.09    7.19   7.08    7.04
              102.12500   102-04     7.09          7.09            7.08            7.07           7.06
              102.25000   102-08     7.08          7.07            7.06            7.05           7.05
              102.37500   102-12     7.06          7.06            7.05            7.04           7.03
              102.50000   102-16     7.05          7.04            7.03            7.02           7.01
              102.62500   102-20     7.03          7.02            7.01            7.00           6.99
              102.75000   102-24     7.02          7.01            7.00            6.99           6.98
              102.87500   102-28     7.00          6.99            6.98            6.97           6.96
              ------------------------------------------------------------------------------------------------
                    Avg Life              11.82         11.43           10.95           10.55         10.23
              ------------------------------------------------------------------------------------------------
                    First Pay            11/15/09      9/15/08        04/15/08         02/15/08      02/15/08
                     Last Pay            01/15/10     12/15/09        12/15/09         08/15/09      07/15/09
                  Prin. Window               3           16              21               19            18
              ------------------------------------------------------------------------------------------------

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group

                              DLJCMC-1998CF1V5 CP
Default / Loss Table (Flat File Coll, Ppy Lock, Lockout thru YMP,  Lockout thru Ppy Pen. period)
-----------------------------------------------------------------------------------------------
Current Balance           : $482,300,000.00           Current WAM  : 336
Pass-Thru Rate            : 0.9200                    Settlement   : 03/05/98
Accrued Days / Delay Days : 4 / 14
------------------------------------------------------------------------------------------------

                               Price: 5.12220 5-04
-----------------------------------------------------------------------------------------------
                                         Prepayments (Workout: 6 months)
                      -------------------------------------------------------------------------
 Default      Loss               0.0% CPR                                 25.0% CPR
                      ----------------------------------     ----------------------------------
Assumption  Severity  WAL Spd  WAL    ModDur   Coll Loss     WAL Spd  WAL   ModDur    Coll Loss
-----------------------------------------------------------------------------------------------

0.00% CDR    30.0%      85     7.11    3.24             0       85    7.11   3.24             0

D Vect 1     30.0%      85     7.11    3.24    20,191,428       85    7.11   3.24    19,928,776

D Vect 2     30.0%      85     7.11    3.24    38,730,071       85    7.11   3.24    38,258,568

D Vect 3     30.0%      85     7.11    3.24    71,395,811       85    7.11   3.24    70,633,743

D Vect 4     30.0%      85     7.11    3.24    98,969,397       85    7.11   3.24    98,041,739

D Vect 5     30.0%      85     7.11    3.24   122,255,313       84    7.11   3.24   121,247,289

D Vect 6     30.0%      75     7.08    3.23   141,992,411       73    7.07   3.23   140,891,212


                                   Prepayments (Workout: 6 months)
            --------------------------------------------------------------------------
 Default               65.0% CPR                                100.0% CPR
            -----------------------------------     ----------------------------------
Assumption  WAL Spd   WAL    ModDur   Coll Loss     WAL Spd  WAL   ModDur   Coll Loss
--------------------------------------------------------------------------------------

0.00% CDR      85    7.11     3.24            0        85   7.11    3.24            0

D Vect 1       85    7.11     3.24   19,607,452        85   7.11    3.24   18,957,251

D Vect 2       85    7.11     3.24   37,678,182        85   7.11    3.24   36,483,943

D Vect 3       85    7.11     3.24   69,684,592        85   7.11    3.24   67,670,031

D Vect 4       85    7.11     3.24   96,873,657        85   7.11    3.24   94,325,323

D Vect 5       84    7.11     3.24  119,965,296        84   7.11    3.24  117,100,860

D Vect 6       70    7.07     3.23  139,567,977        66   7.06    3.23  136,551,178


      Treasury Curve: 1 Yr 5.2700%; 2 Yr 5.3700%; 3 Yr 5.3900%; 5 Yr 5.4300%;
                          10 Yr 5.5600; 30 Yr 5.8400%.

 1. Default Vector (Relative to Settle Date):     1-18 mo = 0.00%; CDR; 19-life = 1.00% CDR.
 2. Default Vector (Relative to Settle Date):     1-18 mo = 0.00%; CDR; 19-life = 2.00% CDR.
 3. Default Vector (Relative to Settle Date):     1-18 mo = 0.00%; CDR; 19-life = 4.00% CDR.
 4. Default Vector (Relative to Settle Date):     1-18 mo = 0.00%; CDR; 19-life = 6.00% CDR.
 5. Default Vector (Relative to Settle Date):     1-18 mo = 0.00%; CDR; 19-life = 8.00% CDR.
 6. Default Vector (Relative to Settle Date):     1-18 mo = 0.00%; CDR; 19-life = 10.00% CDR.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group

                              DLJCMC-1998CF1V5 S
      Default / Loss Table (Flat File Coll, Ppy Lock, Lockout thru YMP,
                        Lockout thru Ppy Pen. period)
-------------------------------------------------------------------------------
Current Balance             : $838,796,331.18           Current WAM  : 336
Pass-Thru Rate              : 0.7215                    Settlement   : 03/05/98
Accrued Days Delay / Days   : 4 / 14
-------------------------------------------------------------------------------
                               Price: 4.43290 4-14

                                         Prepayments (Workout: 6 months)
                      -------------------------------------------------------------------------
 Default      Loss               0.0% CPR                                 25.0% CPR
                      ----------------------------------     ----------------------------------
Assumption  Severity  WAL Spd  WAL    ModDur   Coll Loss     WAL Spd  WAL   ModDur    Coll Loss
-----------------------------------------------------------------------------------------------

0.00% CDR    30.0%     325     9.89    4.91             0      306    9.77   4.89             0

D Vect 1     30.0%     202     9.54    4.88    20,191,428      185    9.44   4.86    19,928,776

D Vect 2     30.0%      67     9.22    4.81    38,730,071       52    9.12   4.80    38,258,568

D Vect 3     30.0%     -76     8.91    4.71    55,755,863      -93    8.83   4.69    55,120,400

D Vect 4     30.0%    -168     8.62    4.76    71,395,811     -187    8.54   4.74    70,633,743


                                 Prepayments (Workout: 6 months)
              --------------------------------------------------------------------------
 Default                 65.0% CPR                                100.0% CPR
              -----------------------------------     ----------------------------------
Assumption    WAL Spd   WAL    ModDur   Coll Loss     WAL Spd  WAL   ModDur   Coll Loss
--------------------------------------------------------------------------------------

0.00% CDR      281      9.63    4.85             0     210     9.35    4.79            0

D Vect 1       159      9.31    4.83    19,607,452      87     9.05    4.77   18,957,251

D Vect 2        28      9.01    4.78    37,678,182     -46     8.77    4.72   36,483,943

D Vect 3      -118      8.72    4.67    54,333,501    -194     8.50    4.61   52,688,345

D Vect 4       214      8.45    4.72    69,684,592    -297     8.25    4.64   67,670,081


      Treasury Curve: 1 Yr 5.2700%; 2 Yr 5.3700%; 3 Yr 5.3900%; 5 Yr 5.4300%;
                          10 Yr 5.5600%; 30 Yr 5.8400%.

 1. Default Vector (Relative to Settle Date):     1-18 mo = 0.00% CDR; 19-life = 1.00% CDR.
 2. Default Vector (Relative to Settle Date):     1-18 mo = 0.00% CDR; 19-life = 2.00% CDR.
 3. Default Vector (Relative to Settle Date):     1-18 mo = 0.00% CDR; 19-life = 3.00% CDR.
 4. Default Vector (Relative to Settle Date):     1-18 mo = 0.00% CDR; 19-life = 4.00% CDR.


 The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                                                     Mortgage Loans by State


                                                                                                  Weighted
                                              Aggregate       Percentage of       Aggregate        Average
                                Number       Cut-off Date        Initial          Appraised     Cut-off Date     Aggregate
State                          of Loans        Balance         Pool Balance         Value         LTV Ratio       U/W NOI
------------------------------------------------------------------------------------------------------------------------------
New Jersey                         5        $111,574,714          13.3%         $432,915,000        28.9%       $10,581,385
California                        19          86,001,420          10.3%          117,055,000        73.9%        10,064,501
Minnesota                          9          63,783,440           7.6%           85,870,000        74.7%         7,555,720
Illinois                          10          62,539,201           7.5%           85,290,000        73.4%         7,002,443
Texas                             20          55,693,380           6.6%           75,555,000        74.0%         6,680,433
Georgia                           12          50,785,935           6.1%           68,100,000        75.1%         6,192,009
Florida                           10          49,139,088           5.9%           65,000,000        75.7%         5,658,491
New York                          12          48,555,822           5.8%           71,900,000        68.5%         6,423,379
North Carolina                     8          35,629,019           4.2%           49,300,000        73.5%         3,815,563
District of Columbia               2          35,443,428           4.2%           77,100,000        46.4%         4,996,292
Missouri                           6          29,842,655           3.6%           52,245,000        62.3%         4,372,623
Michigan                           6          29,782,074           3.6%           44,150,000        68.5%         3,653,638
Oregon                             4          21,152,519           2.5%           31,113,000        68.4%         2,306,288
Virginia                           2          21,078,325           2.5%           26,800,000        78.7%         2,273,744
Maryland                           4          16,149,353           1.9%           22,500,000        72.1%         2,020,255
Massachusetts                      3          14,098,639           1.7%           23,190,000        62.8%         1,921,641
Colorado                           5          13,020,897           1.6%           19,050,000        68.4%         1,610,889
Delaware                           2          12,777,191           1.5%           21,200,000        60.3%         1,621,594
Ohio                               3          12,248,634           1.5%           18,010,000        69.8%         1,681,304
Nevada                             4          11,642,726           1.4%           15,600,000        75.2%         1,391,994
South Carolina                     2           9,002,744           1.1%           12,100,000        74.4%         1,052,482
Washington                         3           8,486,499           1.0%           11,500,000        74.2%           937,249
Mississippi                        4           7,164,625           0.9%            9,320,000        76.9%           861,112
Pennsylvania                       1           6,877,403           0.8%           11,100,000        62.0%           802,766
Arizona                            2           5,829,834           0.7%            7,500,000        78.3%           621,813
Tennessee                          3           5,170,082           0.6%            6,800,000        76.0%           614,637
Indiana                            2           4,635,676           0.6%            6,400,000        72.5%           595,219
Louisiana                          1           2,832,998           0.3%            3,800,000        74.6%           364,824
Arkansas                           1           2,348,406           0.3%            3,150,000        74.6%           286,412
Vermont                            1           2,042,910           0.2%            3,365,000        60.7%           251,946
Iowa                               1           1,751,985           0.2%            2,350,000        74.6%           240,060
Connecticut                        1           1,714,709           0.2%            2,300,000        74.6%           253,339
                                ------------------------------------------------------------------------------------------------
Total/Weighted Average:          168        $838,796,331         100.0%       $1,481,628,000        65.4%       $98,706,045
                                ================================================================================================





                                                    Weighted
                                                     Average          Weighted
                                     Weighted       Occupancy          Average
                                      Average        Rate at         Year Built/
State                                U/W DSCR        U/W (1)        Renovated (2)
------------------------------------------------------------------------------------
New Jersey                              1.16x         97.1%             1992
California                              1.34          98.9%             1987
Minnesota                               1.35          99.2%             1991
Illinois                                1.28          97.8%             1986
Texas                                   1.34          97.9%             1991
Georgia                                 1.35          97.1%             1985
Florida                                 1.32          98.2%             1992
New York                                1.50          97.8%             1988
North Carolina                          1.30          96.7%             1982
District of Columbia                    1.61         100.0%             1995
Missouri                                1.62          99.6%             1986
Michigan                                1.43          94.9%             1985
Oregon                                  1.32          99.4%             1993
Virginia                                1.27          95.6%             1989
Maryland                                1.38          98.7%             1991
Massachusetts                           1.46         100.0%             1984
Colorado                                1.31          92.0%             1991
Delaware                                1.56          98.4%             1989
Ohio                                    1.51          95.0%             1988
Nevada                                  1.34          94.7%             1996
South Carolina                          1.34         100.0%             1993
Washington                              1.27          96.2%             1993
Mississippi                             1.35          99.6%             1984
Pennsylvania                            1.28          93.0%             1987
Arizona                                 1.16          99.0%             1991
Tennessee                               1.32          99.5%             1991
Indiana                                 1.45         100.0%             1986
Louisiana                               1.33         100.0%             1976
Arkansas                                1.26         100.0%             1987
Vermont                                 1.29         100.0%             1994
Iowa                                    1.42         100.0%             1972
Connecticut                             1.53         100.0%             1979
                                   --------------------------------------------------
Total/Weighted Average:                 1.35x         97.8%             1989
                                   ==================================================

(1) Does not reflect any Mortgage Loans secured by hotel properties.
(2) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                       Mortgage Loans by Property Type



                                           Aggregate       Percentage of       Aggregate
                             Number       Cut-off Date        Initial          Appraised
Property Type               of Loans        Balance         Pool Balance         Value
-------------------------------------------------------------------------------------------
Retail                         56         $267,703,187         31.9%        $  372,530,000
Multifamily                    45          161,040,755         19.2%           215,565,000
Office                         19          118,207,066         14.1%           165,370,000
Hotel & Casino                  1           99,880,087         11.9%           416,000,000
Hotel                           5           67,095,124          8.0%           121,900,000
Industrial                     23           58,642,423          7.0%            84,275,000
Mobile Home Park                5           26,517,366          3.2%            48,338,000
Mixed Use                       5           19,201,359          2.3%            27,950,000
Other Commercial                7           10,829,699          1.3%            16,700,000
Senior Housing                  1            7,224,844          0.9%             9,600,000
Self Storage                    1            2,454,422          0.3%             3,400,000
                           ----------------------------------------------------------------
Total/Weighted Average:       168         $838,796,331        100.0%        $1,481,628,000
                           ================================================================

                                                                              Weighted
                            Weighted                                          Average         Weighted
                            Average                            Weighted       Occupancy       Average
                           Cut-off Date       Aggregate        Average        Rate at         Year Built/
Property Type               LTV Ratio          U/W NOI         U/W DSCR       U/W (1)         Renovated(2)
----------------------------------------------------------------------------------------------------------
Retail                        72.8%         $ 31,791,905        1.35x          97.5%             1991
Multifamily                   75.2%           17,996,887        1.31           97.4%             1985
Office                        71.9%           13,801,842        1.35           97.9%             1987
Hotel & Casino                24.0%            9,182,326        1.14            N/A              1994
Hotel                         57.9%            9,327,445        1.54            N/A              1995
Industrial                    70.8%            7,957,578        1.42           99.6%             1978
Mobile Home Park              58.4%            3,594,708        1.64           99.1%             1987
Mixed Use                     69.6%            2,293,523        1.39           97.6%             1992
Other Commercial              65.0%            1,588,205        1.36          100.0%             1983
Senior Housing                75.3%              866,932        1.36          100.0%             1996
Self Storage                  72.2%              304,694        1.34           83.0%             1996
                             ---------------------------------------------------------------------------
Total/Weighted Average:       65.4%         $ 98,706,045        1.35x          97.8%             1989
                             ===========================================================================


(1) Does not reflect any Mortgage Loans secured by hotel properties.
(2) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.


                                            Underwriting Debt Service Coverage Ratios


                                                                         Weighted                             Average   Weighted
                                  Aggregate    Percentage   Aggregate     Average                  Weighted  Occupancy   Average
     Range of          Number   Cut-off Date   of Initial   Appraised   Cut-off Date   Aggregate    Average   Rate at   Year Built/
     U/W DSCRs        of Loans    Balance     Pool Balance    Value       LTV Ratio     U/W NOI    U/W DSCR   U/W (1)  Renovated (2)
------------------------------------------------------------------------------------------------------------------------------------
  1.000x   -   1.090      1     $  2,889,908        0.3%    $  3,400,000     85.0%    $    289,321    1.05x    100.0%     1996
   1.100   -   1.190      2      102,672,915       12.2%     419,800,000     25.4%       9,479,112    1.14     100.0%     1994
   1.200   -   1.290     69      298,666,835       35.6%     404,340,000     74.5%      33,293,513    1.26      97.8%     1989
   1.300   -   1.390     50      206,104,138       24.6%     280,773,000     73.7%      24,067,647    1.34      97.4%     1987
   1.400   -   1.490     23      108,775,000       13.0%     155,015,000     71.0%      13,957,561    1.43      98.6%     1988
   1.500   -   1.590     11       49,781,448        5.9%      77,265,000     65.4%       6,837,739    1.55      99.0%     1987
   1.600   -   1.690      7       49,389,235        5.9%      98,850,000     51.7%       7,221,773    1.64      99.7%     1993
   1.700   -   1.790      1        1,491,051        0.2%       2,000,000     74.6%         255,955    1.77     100.0%     1967
   1.800   -   1.890      1        1,496,585        0.2%       3,190,000     46.9%         228,817    1.83     100.0%     1975
   1.900   -   1.990      2       13,705,799        1.6%      25,840,000     53.3%       2,218,059    1.94      92.4%     1984
   2.000   -   3.000 x    1        3,823,417        0.5%      11,155,000     34.3%         856,548    2.67      99.0%     1972

                        -----------------------------------------------------------------------------------------------------------
Total/Weighted Average: 168     $838,796,331      100.0%  $1,481,628,000     65.4%    $ 98,706,045    1.35x     97.8%     1989
                        ===========================================================================================================


Maximum Underwriting DSCR:                                2.67  x
Minimum Underwriting DSCR:                                1.05  x
Wtd. Avg. Underwriting DSCR:                              1.35  x

(1) Does not reflect any Mortgage Loans secured by hotel properties.
(2) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.


                      Cut-off Date Loan-to-Value Ratios

                                                                                                           Weighted
                                                                       Weighted                            Average      Weighted
     Range of                  Aggregate    Percentage    Aggregate     Average                 Weighted   Occupancy     Average
   Cut-off Date      Number  Cut-off Date   of Initial    Appraised   Cut-off Date  Aggregate    Average    Rate at    Year Built/
    LTV Ratios      of Loans   Balance     Pool Balance     Value      LTV Ratio     U/W NOI    U/W DSCR    U/W (1)    Renovated (2)
------------------------------------------------------------------------------------------------------------------------------------
20.00%  -  29.99%         2     $100,578,424     12.0%    $  418,750,000    24.0%     $ 9,265,231     1.14x    100.0%         1994
30.00%  -  39.99%         1        3,823,417      0.5%        11,155,000    34.3%         856,548     2.67      99.0%         1972
40.00%  -  49.99%         4       40,649,349      4.8%        89,080,000    45.6%       5,982,058     1.66      99.4%         1992
50.00%  -  59.99%         9       37,488,892      4.5%        69,290,000    54.2%       5,337,054     1.58      96.1%         1985
60.00%  -  69.99%        32      122,605,397     14.6%       186,428,000    65.9%      15,552,498     1.42      97.1%         1991
70.00%  -  79.99%       114      512,891,056     61.1%       681,325,000    75.4%      59,385,120     1.32      98.0%         1988
80.00%  -  90.00%         6       20,759,797      2.5%        25,600,000    81.1%       2,327,536     1.24      99.5%         1985

                        -----------------------------------------------------------------------------------------------------------
Total/Weighted Average: 168     $838,796,331    100.0%    $1,481,628,000    65.4%     $98,706,045     1.35x     97.8%         1989
                        ===========================================================================================================

Maximum Cut-off Date LTV Ratio:                          85.0%
Minimum Cut-off Date LTV Ratio:                          24.0%
Wtd. Avg. Cut-off Date LTV Ratio:                        65.4%

(1) Does not reflect any Mortgage Loans secured by hotel properties.
(2) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                                 Mortgage Rates

                                                                                                            Weighted
                                                                      Weighted                              Average        Weighted
                            Aggregate   Percentage      Aggregate     Average                   Weighted   Occupancy       Average
  Range of       Number   Cut-off Date   of Initial     Appraised   Cut-off Date   Aggregate    Average     Rate at      Year Built/
Mortgage Rates  of Loans    Balance     Pool Balance      Value      LTV Ratio      U/W NOI     U/W DSCR     U/W(1)     Renovated(2)
--------------  --------  ------------  ------------    ---------   ------------   ---------    --------   --------     ------------

6.500%-7.499%      45     $378,894,177    45.2%      $  842,618,000    56.4%      $42,837,520    1.36x       97.8%          1989
7.500%-7.999%      66      285,996,926    34.1%         396,340,000    73.2%       33,448,528    1.33        97.7%          1990
8.000%-8.499%      45      143,083,045    17.1%         197,605,000    72.7%       18,205,464    1.34        97.9%          1985
8.500%-8.999%      10       25,157,144     3.0%          37,965,000    66.6%        3,481,924    1.37        98.9%          1989
9.000%-9.500%       2        5,665,040     0.7%           7,100,000    79.9%          732,609    1.29       100.0%          1992

                  -----------------------------------------------------------------------------------------------------------------
Total/Weighted
Average:          168     $838,796,331    100.0%     $1,481,628,000    65.4%      $98,706,045    1.35x       97.8%          1989
                  =================================================================================================================

Maximum Mortgage
 Rate:                                     9.25%    per annum
Minimum Mortgage
 Rate:                                     6.98%    per annum
Wtd. Avg.
 Mortgage Rate:                            7.64%    per annum


(1) Does not reflect any Mortgage Loans secured by hotel properties.
(2) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.



                              Cut-off Date Balances

                                                                                                                            Weighted
                                                                                                                  Weighted  Average
                                                                               Weighted                           Average    Year
                          Number    Aggregate    Percentage      Aggregate     Average                 Weighted  Occupancy   Built/
  Range of                 of     Cut-off Date   of Initial      Appraised     Cut-off     Aggregate   Average    Rate at  Renovated
Mortgage Rates            Loans     Balance     Pool Balance       Value      LTV Ratio    U/W NOI    U/W DSCR    U/W(1)      (1)
------------------------------------------------------------------------------------------------------------------------------------

$   500,000-   1,499,999   29     $ 34,881,849      4.2%      $   52,695,000   68.9%     $ 4,667,423   1.38x     98.3%        1983
  1,500,000-   2,499,999   37       73,890,123      8.8%         105,680,000   70.6%       9,068,891   1.34      97.5%        1984
  2,500,000-   3,499,999   26       78,305,668      9.3%         107,040,000   73.7%       9,324,733   1.33      98.3%        1990
  3,500,000-   4,499,999   21       83,720,342     10.0%         124,760,000   69.7%      10,765,142   1.44      97.8%        1980
  4,500,000-   5,499,999   12       60,023,426      7.2%          84,255,000   72.2%       7,103,112   1.34      98.9%        1991
  5,500,000-   6,499,999    7       41,257,656      4.9%          53,775,000   76.9%       4,771,170   1.35      95.9%        1988
  6,500,000-   7,499,999   11       79,406,278      9.5%         111,740,000   72.1%       9,558,153   1.39      97.2%        1989
  7,500,000-   9,999,999   14      121,860,490     14.5%         172,900,000   71.3%      14,848,721   1.42      96.8%        1990
 10,000,000-  14,999,999    5       62,036,508      7.4%          86,083,000   72.3%       6,928,727   1.29      99.8%        1991
 15,000,000-  28,499,999    4       69,587,375      8.3%          91,700,000   76.0%       7,660,628   1.30      97.8%        1990
 28,500,000-$100,000,000    2      133,826,615     16.0%         491,000,000   29.4%      14,009,345   1.26       N/A         1994

                          ---------------------------------------------------------------------------------------------------------
Total/Weighted Average:   168     $838,796,331    100.0%      $1,481,628,000   65.4%     $98,706,045   1.35x     97.8%        1989
                          =========================================================================================================

Maximum Cut-off Date
 Balance:                         $ 99,880,087
Minimum Cut-off Date
 Balance:                         $    507,458
Average Cut-off Date
 Balance:                         $  4,992,835


(1) Does not reflect any Mortgage Loans secured by hotel properties.
(2) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                           Original Amortization Terms

                                                                                                             Weighted
  Range of                                                              Weighted                             Average      Weighted
  Original                 Aggregate    Percentage of     Aggregate     Average                   Weighted  Occupancy     Average
 Amortization    Number   Cut-off Date     Initial        Appraised   Cut-off Date  Aggregate     Average    Rate at    Year Built/
 Terms(Months)  of Loans    Balance      Pool Balance       Value       LTV Ratio    U/W NOI      U/W DSCR   U/W(1)     Renovated(2)
------------------------------------------------------------------------------------------------------------------------------------

 156 - 216          4    $  9,250,638       1.1%      $   14,875,000     63.4%      $ 1,425,146     1.35x     98.9%        1995
 217 - 264         15      29,156,979       3.5%          43,650,000     67.8%        3,976,935     1.33      99.8%        1988
 265 - 300         49     208,738,562      24.9%         324,935,000     66.7%       27,318,773     1.43      98.3%        1988
 301 - 336          2      11,214,744       1.3%          16,350,000     68.6%        1,524,260     1.55      95.1%        1992
 337 - 360         98     580,435,408      69.2%       1,081,818,000     64.8%       64,460,931     1.32      97.6%        1989

                  ------------------------------------------------------------------------------------------------------------------
Total/Weighted
 Average:         168    $838,796,331     100.0%      $1,481,628,000     65.4%      $98,706,045     1.35x     97.8%        1989
                  ==================================================================================================================

Maximum Original Amortization
 Term (Months):                             360
Minimum Original Amortization
 Term (Months):                             156
Wtd. Avg. Original Amortization
 Term (Months):                             339

(1) Does not reflect any Mortgage Loans secured by hotel properties.
(2) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.



                      Original Terms to Stated Maturity (1)

                                                                                                            Weighted
   Range of                                                             Weighted                             Average      Weighted
Original Terms              Aggregate   Percentage of    Aggregate       Average                 Weighted   Occupancy      Average
  to Maturity    Number   Cut-off Date    Initial        Appraised     Cut-off Date   Aggregate   Average    Rate at    Year Built/
    (Months)    of Loans     Balance    Pool Balance       Value         LTV Ratio     U/W NOI    U/W DSCR   U/W(2)    Renovated (3)
------------------------------------------------------------------------------------------------------------------------------------

 84 - 108           9     $ 27,247,191       3.2%      $   38,950,000      71.2%   $ 2,934,193     1.27x     98.2%         1986
109 - 120         128      675,930,797      80.6%       1,243,313,000      64.2%    79,064,941     1.35      97.5%         1988
121 - 168           3       28,079,155       3.3%          38,750,000      73.1%     3,136,369     1.27      98.1%         1992
169 - 240          28      107,539,188      12.8%         160,615,000      69.4%    13,570,542     1.38      99.0%         1991

                  ------------------------------------------------------------------------------------------------------------------
Total/Weighted
 Average:         168     $838,796,331     100.0%      $1,481,628,000      65.4%   $98,706,045     1.35x     97.8%         1989
                  ==================================================================================================================

Maximum Original Term to Maturity
 (Months):                                   240
Minimum Original Term to Maturity
 (Months):                                    84
Wtd. Avg. Original Term to Maturity
 (Months):                                   133

(1) In the case of the Showboat Hotel & Casino, Atlantic City, Washington Marriott Hotel, Hampton Inn - Houston Galleria, Holiday Inn Southwest and Viking Conference Center, Holiday Inn Express Hotel, AMC Theater Complex, and the Comfort Inn - Cleveland, the maturity date is assumed to be the Anticipated Repayment Date. See "Description of the Mortgage Pool - General" in the Prospectus Supplement.
(2)   Does not reflect any Mortgage Loans secured by hotel properties.
(3) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                         Remaining Amortization Terms

                                                                                                            Weighted
                                                                          Weighted                           Average    Weighted
Range of Remaining            Aggregate    Percentage of   Aggregate       Average                Weighted  Occupancy    Average
  Amort. Terms      Number   Cut-off Date     Initial      Appraised    Cut-off Date  Aggregate   Average    Rate at   Year Built/
   (Months)        of Loans    Balance      Pool Balance      Value      LTV Ratio     U/W NOI    U/W DSCR   U/W (1) Renovated (2)
----------------------------------------------------------------------------------------------------------------------------------
  144  -  204         3      $  4,291,112      0.5%    $     7,825,000    55.4%    $    748,162     1.45x     97.6%      1992
  205  -  228         1         4,959,525      0.6%          7,050,000    70.4%         676,984     1.26     100.0%      1997
  229  -  240        14        26,267,071      3.1%         40,250,000    65.9%       3,687,614     1.36      99.7%      1987
  241  -  276         1         2,889,908      0.3%          3,400,000    85.0%         289,321     1.05     100.0%      1996
  277  -  300        49       208,738,562     24.9%        324,935,000    66.7%      27,318,773     1.43      98.3%      1988
  301  -  348         2        11,214,744      1.3%         16,350,000    68.6%       1,524,260     1.55      95.1%      1992
  349  -  360        98       580,435,408     69.2%      1,081,818,000    64.8%      64,460,931     1.32      97.6%      1989

                    --------------------------------------------------------------------------------------------------------------
Total/Weighted
  Average:          168      $838,796,331    100.0%    $ 1,481,628,000    65.4%    $ 98,706,045     1.35x     97.8%      1989
                    ==============================================================================================================

Maximum Remaining Amortization Term (Months):    359
Minimum Remaining Amortization Term (Months):    152
Wtd. Avg. Remaining Amortization Term (Months):  336

(1) Does not reflect any Mortgage Loans secured by hotel properties.
(2) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.



                    Remaining Terms to Stated Maturity (1)

                                                                                                            Weighted
                                                                          Weighted                           Average    Weighted
Range of Remaining            Aggregate    Percentage of   Aggregate       Average                Weighted  Occupancy    Average
 Terms to Stated    Number   Cut-off Date     Initial      Appraised    Cut-off Date  Aggregate   Average    Rate at   Year Built/
Maturity (Months)  of Loans    Balance      Pool Balance      Value      LTV Ratio     U/W NOI    U/W DSCR   U/W (2) Renovated (3)
----------------------------------------------------------------------------------------------------------------------------------
   72  -  108         9     $  27,247,191      3.2%    $    38,950,000     71.2%   $  2,934,193     1.27x     98.2%      1986
  109  -  120       128       675,930,797     80.6%      1,243,313,000     64.2%     79,064,941     1.35      97.5%      1988
  121  -  144         2        26,601,624      3.2%         35,700,000     74.5%      2,826,855     1.25      97.9%      1992
  145  -  168         1         1,477,531      0.2%          3,050,000     48.4%        309,514     1.68     100.0%      1996
  169  -  216         9        34,236,562      4.1%         53,865,000     64.7%      4,534,280     1.37      97.7%      1990
  217  -  240        19        73,302,625      8.7%        106,750,000     71.6%      9,036,262     1.38      99.6%      1991
                    --------------------------------------------------------------------------------------------------------------
 Total/Weighted
   Average:         168     $ 838,796,331    100.0%    $ 1,481,628,000     65.4%   $ 98,706,045     1.35x     97.8%      1989
                    ==============================================================================================================

Maximum Remaining Term to Maturity (Months):        238
Minimum Remaining Term to Maturity (Months):         77
Wtd. Avg. Remaining Term to Maturity (Months):      130

(1) In the case of the Showboat Hotel & Casino, Atlantic City, Washington Marriott Hotel, Hampton Inn - Houston Galleria, Holiday Inn Southwest and Viking Conference Center, Holiday Inn Express Hotel, AMC Theater Complex, and the Comfort Inn - Cleveland, the maturity date is assumed to be the Anticipated Repayment Date. See "Description of the Mortgage Pool - General" in the Prospectus Supplement.

(2)  Does not reflect any Mortgage Loans secured by hotel properties.

(3) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                        Years Built/Years Renovated(1)

                                                                                                              Weighted
                                                                        Weighted                               Average    Weighted
   Range of                  Aggregate   Percentage of    Aggregate     Average        Aggregate    Weighted  Occupancy   Average
     Years        Number    Cut-off Date   Initial       Appraised     Cut-off Date   Underwriting   Average    Rate at  Year Built/
Built/Renovated   of Loans    Balance     Pool Balance     Value        LTV Ratio       U/W NOI     U/W DSCR    U/W(2)   Renovated
-----------------------------------------------------------------------------------------------------------------------------------
 1920 - 1950         1    $   3,787,272      0.5%       $    4,700,000    80.6%      $    424,292      1.30      97.0%       1938
 1951 - 1960         1        3,739,241      0.4%            5,000,000    74.8%           432,738      1.35      94.0%       1959
 1961 - 1970        21       56,890,634      6.8%           81,540,000    71.8%         7,261,178      1.42      97.5%       1968
 1971 - 1980        25       67,901,160      8.1%          101,670,000    69.7%         8,547,540      1.42      97.0%       1976
 1981 - 1990        47      264,558,863     31.5%          377,255,000    71.1%        31,376,889      1.37      97.7%       1987
 1991 - 1997        73      441,919,161     52.7%          911,463,000    60.3%        50,663,408      1.31      98.3%       1995
                   ----------------------------------------------------------------------------------------------------------------
Total/Weighted
   Average:        168    $ 838,796,331    100.0%       $1,481,628,000    65.4%      $ 98,706,045      1.35x     97.8%       1989
                   ================================================================================================================


Most Recent Year Built/Renovated:                                      1997
Oldest Year Built/Renovated:                                           1938
Wtd. Avg. Year Built/Renovated:                                        1989

(1) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

(2) Does not reflect any Mortgage Loans secured by hotel properties.



                      Occupancy Rates at Underwriting(1)

                                                                                                             Weighted
                                                                      Weighted                               Average    Weighted
    Range of                 Aggregate   Percentage of   Aggregate     Average                 Weighted     Occupancy   Average
    Occupancy     Number   Cut-off Date     Initial      Appraised   Cut-off Date  Aggregate    Average      Rate at   Year Built/
  Rates at U/W    of Loans    Balance    Pool Balance      Value      LTV Ratio     U/W NOI    U/W DSCR        U/W    Renovated(2)
-----------------------------------------------------------------------------------------------------------------------------------
  80.0% -  84.9%     2   $   4,229,693      0.5%     $   6,100,000     69.5%     $    508,495   1.32x         82.6%       1989
  85.0% -  89.9%     3      14,806,012      1.8%        20,650,000     71.9%        1,732,720   1.34          88.2%       1981
  90.0% -  94.9%    16      74,826,166      8.9%       106,440,000     71.4%        9,192,626   1.40          92.3%       1988
  95.0% - 100.0%   141     577,959,250     68.9%       810,538,000     72.4%       68,762,433   1.35          98.9%       1987
                   ----------------------------------------------------------------------------------------------------------------
Total/Weighted
   Average:        162   $ 671,821,121     80.1%     $ 943,728,000     72.3%     $ 80,196,274   1.36x         97.8%       1987
                   ================================================================================================================


Maximum Occupancy Rate at Underwriting:                100.0%
Minimum Occupancy Rate at Underwriting:                 82.0%
Wtd. Avg. Occupancy Rate at Underwriting:               97.8%

(1) Does not reflect any Mortgage Loans secured by hotel properties.
(2) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                Prepayment Provision as of the Cut-off Date (1)

                                                                                        Weighted         Weighted
                                                                                        Average          Average
                                                                                        Remaining        Remaining      Weighted
               Range of                               Aggregate        Percentage      Lockout of       Lockout Plus     Average
          Remaining Terms to          Number of      Cut-off Date        Initial         Period       Premium Period   Maturity
       Stated Maturity (years)           Loans         Balance        Pool Balance      (years)          (years)      (years) (1)
-----------------------------------------------------------------------------------------------------------------------------------
       6.0   -   6.9                       9         $ 27,247,191        3.2%            4.1              5.7            6.8
       9.0   -   9.9                     128          675,930,797       80.6%            8.1              9.3            9.8
      11.0   -   11.9                      2           26,601,624        3.2%            6.9              9.9           11.8
      12.0   -   12.9                      1            1,477,531        0.2%           12.2             12.2           12.7
      14.0   -   14.9                      9           34,236,562        4.1%            8.9             12.5           14.8
      19.0   -   19.9                     19           73,302,625        8.7%           17.5             17.5           19.7

                                   ================================================================================================
Total/Weighted Average:                  168         $838,796,331      100.0%            8.8             10.0           10.8
                                   ================================================================================================

(1) In the case of the Showboat Hotel & Casino, Atlantic City, Washington Marriott Hotel, Hampton Inn - Houston Galleria, Holiday Inn Southwest and Viking Conference Center, Holiday Inn Express Hotel, AMC Theater Complex, and the Comfort Inn
      - Cleveland, the maturity date is assumed to be the Anticipated Repayment Date. See "Description of the Mortgage Pool - General" in the Prospectus Supplement.

                     Mortgage Pool Prepayment Profile (1)

   Prepayment Provision         % of Pool      % of Pool      % of Pool      % of Pool     % of Pool      % of Pool      % of Pool
    As of Cut-off Date            Mar-98         Mar-99         Mar-00        Mar-01         Mar-02         Mar-03         Mar-04
----------------------------------------------------------------------------------------------------------------------------------

                      Lock out    100.0%          99.8%          99.8%         94.7%          92.2%          74.3%          73.8%
          Yield Maint. Premium      0.0%           0.2%           0.2%          5.0%           7.5%          23.4%          23.9%
   1% to 4% Prepayment Premium      0.0%           0.0%           0.0%          0.2%           0.2%           0.0%           0.0%
                         Other      0.0%           0.0%           0.0%          0.0%           0.0%           0.0%           0.0%
                   Open Period      0.0%           0.0%           0.0%          0.1%           0.1%           2.3%           2.3%

                               ---------------------------------------------------------------------------------------------------
                        Total:    100.0%         100.0%         100.0%        100.0%         100.0%         100.0%         100.0%
                               ===================================================================================================

                   Outstanding
                 Balance (mm):   $838.8         $830.1         $820.9        $810.9         $800.0         $788.2         $775.6

              Number of Loans:      168            168            168            168           168            168            168

   Prepayment Provision         % of Pool      % of Pool      % of Pool      % of Pool      % of Pool     % of Pool      % of Pool
    As of Cut-off Date            Mar-05         Mar-06         Mar-07         Mar-08        Mar-09         Mar-10         Mar-11
----------------------------------------------------------------------------------------------------------------------------------

                      Lock out     73.8%          73.9%          73.6%          69.7%          69.9%         80.8%          81.3%
          Yield Maint. Premium     25.1%          25.1%          24.1%          15.8%          15.5%          0.0%           0.0%
   1% to 4% Prepayment Premium      0.0%           0.0%           0.0%           0.0%           0.0%          0.0%           0.0%
                         Other      0.0%           0.0%           0.0%           0.0%           0.0%          0.0%           0.0%
                   Open Period      1.0%           1.0%           2.3%          14.4%          14.6%         19.2%          18.7%

                               ---------------------------------------------------------------------------------------------------
                        Total:    100.0%         100.0%         100.0%         100.0%         100.0%        100.0%         100.0%
                               ===================================================================================================

                   Outstanding
                 Balance (mm):   $736.9         $722.5         $706.9         $111.2        $107.5          $80.9          $77.2

              Number of Loans:      159            159            159             31            31             29             28

   Prepayment Provision         % of Pool      % of Pool      % of Pool      % of Pool      % of Pool      % of Pool
    As of Cut-off Date            Mar-12         Mar-13         Mar-14         Mar-15         Mar-16         Mar-17
--------------------------------------------------------------------------------------------------------------------

                      Lock out     82.0%          89.1%          88.9%          32.2%          30.6%          28.6%
          Yield Maint. Premium      0.0%           0.0%           0.0%           0.0%           0.0%           0.0%
   1% to 4% Prepayment Premium      0.0%           0.0%           0.0%           0.0%           0.0%           0.0%
                         Other      0.0%           0.0%           0.0%           0.0%           0.0%           0.0%
                   Open Period     18.0%          10.9%          11.1%          67.8%          69.4%          71.4%

                               --------------------------------------------------------------------------------------
                        Total:    100.0%         100.0%         100.0%         100.0%         100.0%         100.0%
                               ======================================================================================

                   Outstanding
                 Balance (mm):    $73.3          $51.5          $48.9          $46.1          $43.1          $39.8

              Number of Loans:       28             19             19             19             19             19


(1) Calculated assuming that no Mortgage Loan prepays prior to stated maturity, except that the Mortgage Loans secured by the Showboat Hotel & Casino, Atlantic City, Washington Marriott Hotel, Hampton Inn - Houston Galleria, Holiday Inn Southwest Conference Center, Holiday Inn Express Hotel, AMC Theater Complex, and the Comfort Inn - Cleveland, respectively, are assumed to pay in full on their respective Anticipated Repayment Dates. Otherwise calculated based on Modeling Assumptions. See "Description of the Mortgage Pool - General" and "Yield and Maturity Considerations" in the Prospectus Supplement.